Exhibit 99.1

CONFIDENTIAL

Toll Brothers Finance Corp.

LETTER OF TRANSMITTAL

Offers to Exchange

Any and all of its outstanding

6.875% Senior Notes due 2012 (CUSIP No. 88947EAA8)

and 5.95% Senior Notes due 2013 (CUSIP No. 88947EAC4)

for its 5.875% Senior Notes due 2022

Toll Brothers Finance Corp. (the “Issuer”) is offering, upon the terms and subject to the conditions set forth in the preliminary prospectus, dated February 24, 2012 (such preliminary prospectus, as amended or supplemented, the “Prospectus”), and this accompanying letter of transmittal (this “Letter of Transmittal”), the opportunity to exchange any and all of its outstanding 6.875% Senior Notes due 2012 (the “2012 Notes”) and 5.95% Senior Notes due 2013 (the “2013 Notes” and together, the “Old Notes”) for its newly issued 5.875% Senior Notes due 2022 (the “New Notes”) all as described in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MARCH 2, 2012, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TO BE ELIGIBLE TO RECEIVE THE TOTAL EXCHANGE CONSIDERATION (AS DEFINED BELOW) (WHICH INCLUDES THE EARLY EXCHANGE PREMIUM (AS DEFINED BELOW)), HOLDERS MUST VALIDLY TENDER AND NOT VALIDLY WITHDRAW THEIR OLD NOTES AT OR PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FEBRUARY 16, 2012, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EARLY PARTICIPATION DATE”). HOLDERS WHO TENDER AFTER THE EARLY PARTICIPATION DATE BUT AT OR PRIOR TO THE EXPIRATION DATE WILL BE ELIGIBLE TO RECEIVE THE EXCHANGE CONSIDERATION (AS DEFINED BELOW) (WHICH DOES NOT INCLUDE THE EARLY EXCHANGE PREMIUM). UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE ISSUER WILL ACCEPT FOR EXCHANGE THE OUTSTANDING OLD NOTES VALIDLY TENDERED AND NOT VALIDLY WITHDRAWN IN THE EXCHANGE OFFER AT OR PRIOR TO THE EXPIRATION DATE.

We expect that the New Notes will constitute a further issuance of, and will form a single series under the Indenture (as defined below) with, the 5.875% Senior Notes due 2022 that we issued for cash on February 7, 2012 in the aggregate principal amount of $300,000,000 (the “Original 2022 Notes”, and together with the New Notes, as one series, the “2022 Notes”). All of the New Notes are expected to be fungible with the Original 2022 Notes that we issued on February 7, 2011.

The offer to exchange 2012 Notes for New Notes and the offer to exchange 2013 Notes for New Notes are separate exchange offers and the completion of each exchange offer is not a condition to the completion of the other. We refer to these offers to exchange Old Notes for New Notes collectively as the “Exchange Offer.” Capitalized terms used but not defined herein shall have the same meanings given to them in the Prospectus.

Our obligation to accept Old Notes tendered in the Exchange Offer is subject to the satisfaction of certain conditions, including that (i) the Shelf Offering, which is scheduled to close on February 7, 2012, has been completed and $300 million aggregate principal amount of Original 2022 Notes has been issued pursuant thereto, (ii) the New Notes issuable in the Exchange Offer are fungible for U.S. federal income tax purposes with the Original 2022 Notes issued in the Shelf Offering and (iii) the registration statement of which the Prospectus forms a part is declared effective and no stop order suspending its effectiveness or any proceeding for that purpose is outstanding (and neither condition (i) nor (ii) nor (iii) may be waived by us). Condition (i) was satisfied on February 7, 2012. The Exchange Offer is not conditioned upon the valid tender of any minimum principal amount of Old Notes or the issuance of any minimum principal amount of New Notes pursuant to the Exchange Offer. For information about the conditions to the Issuer’s obligation to complete the Exchange Offer, see “The Exchange Offer—Conditions of the Exchange Offer” in the Prospectus.

Old Notes tendered in the Exchange Offer may be validly withdrawn at any time at or prior to the Expiration Date.

Each holder of Old Notes wishing to participate in the Exchange Offer, except for holders executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company (“DTC”), should complete, execute and deliver this Letter of Transmittal to the exchange agent, D.F. King & Co., Inc. (the “Exchange Agent”), at its address or at its facsimile number set forth herein at or prior to the Expiration Date. The Exchange Agent will establish an account with respect to the Old Notes at DTC for purposes of the Exchange Offer.

Title of Series/ CUSIP Number	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Price	Exchange Consideration(1)	Early Exchange Premium(1)	Total Exchange Consideration(1)(2)(3)
6.875% Senior Notes due 2012 /88947EAA8	11/15/2012	$139.8	$1,041.25	$993.38 principal amount of New Notes	$20 principal amount of New Notes	$1,013.38 principal amount of New notes
5.95% Senior Notes due 2013/88947EAC4	09/15/2013	$141.6	$1,062.50	$1,014.06 principal amount of New Notes	$20 principal amount of New Notes	$1,034.06 principal amount of New notes

(1)	Per $1,000 principal amount of Old Notes and excluding accrued and unpaid interest, which will be paid in addition to the Total Exchange Consideration, as applicable.
(2)	Includes Early Exchange Premium.
(3)	The Total Exchange Consideration will equal $1,000 times the Exchange Price of the old notes divided by a Reopening Price of $1,027.50.

The Exchange Agent for the Exchange Offer is:

D.F. King & Co, Inc.

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission: (For Eligible Institutions only):

D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Attn: Elton Bagley	(212) 809-8838 Attn: Elton Bagley

For Confirmation by Telephone:

(212) 493-6996

Delivery of this Letter of Transmittal to an address other than as listed above, or transmission of this Letter of Transmittal to a facsimile number other than as listed above, shall not constitute a valid delivery.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed and signed.

Questions regarding tender procedures, requests for additional copies of the Prospectus or the completion of this Letter of Transmittal should be directed to the information agent, D.F. King & Co, Inc. (the “Information Agent”), at the following telephone numbers: (800) 431-2645 (toll-free)/(212) 269-5550 (banks and brokers).

Questions concerning the terms of the Exchange Offer should be directed to Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and RBS Securities Inc., the Dealer Managers for the Exchange Offer, at the addresses and the telephone numbers listed on the back cover page of the Prospectus.

All terms and conditions contained in the Prospectus are deemed to be incorporated in and form a part of this Letter of Transmittal, unless otherwise specified herein. In the event of any conflict between this Letter of Transmittal and the Prospectus, the Prospectus shall govern. Therefore, you are urged to read the Prospectus carefully. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to below as the “Terms and Conditions.”

This Letter of Transmittal is to be used by holders of Old Notes if certificates representing those Old Notes are to be physically delivered to the Exchange Agent or if Old Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP. If a holder of Old Notes is tendering by effecting a book-entry transfer to the Exchange Agent’s account at DTC through ATOP procedures, such holder does not need to use this Letter of Transmittal. Unless a holder of Old Notes intends to transfer its Old Notes through ATOP procedures, such holder should complete, execute and deliver this Letter of Transmittal, along with any physical certificates for the Old Notes specified herein, to indicate the action it desires to take with respect to the Exchange Offer.

Holders of Old Notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender through ATOP, for which the Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offer to DTC at or prior to the Expiration Date. In order to receive the Early Exchange Premium, a holder of Old Notes tendering through ATOP must transmit such acceptance at or prior to the Early Participation Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “Book-Entry Confirmation,” which shall include an Agent’s Message. An “Agent’s Message” is a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC described in such Agent’s Message, stating

(a) the aggregate principal amount of Old Notes that have been tendered by such participant pursuant to the Exchange Offer, (b) that such participant has received the Prospectus and this Letter of Transmittal and agrees to be bound by the terms of the Exchange Offer as described in the Prospectus and this Letter of Transmittal, and makes the representation and warranties contained in this Letter of Transmittal, and (c) that the Issuer may enforce such agreement against such participant. Accordingly, holders who tender their Old Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

The Total Exchange Consideration will include value equal to $20.00 per $1,000 principal amount of Old Notes tendered at or prior to the Early Participation Date and not validly withdrawn and which are accepted for exchange (the “Early Exchange Premium”). Only holders who validly tender their Old Notes at or prior to the Early Participation Date and do not validly withdraw their tenders and whose tenders are accepted for exchange will receive the Early Exchange Premium. Holders who validly tender their Old Notes after the Early Participation Date but at or prior to the Expiration Date, and whose tenders are accepted for exchange by us, will receive the Exchange Consideration (which does not include the Early Exchange Premium), as described in the Prospectus.

There are no guaranteed delivery provisions applicable to the Exchange Offer under the terms of the Prospectus.

The New Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Tendering holders of Old Notes must tender 2012 Notes in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof and 2013 Notes in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. If, under the terms of the Exchange Offer, any tendering holder is entitled to receive New Notes in a principal amount that is not an integral multiple of $1,000, the Issuer will round downward the amount of New Notes to the nearest integral multiple of $1,000. Cash in lieu of any fractional portion of the New Notes will be paid on the Settlement Date based on the Total Exchange Consideration or the Exchange Consideration, as the case may be. No action has been or will be taken in any jurisdiction that would permit a public offering of the New Notes in any jurisdiction where action for such purpose is required.

The New Notes will be issued by deposit in book-entry form with the Exchange Agent to holders. Accordingly, holders who anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt, on such holder’s behalf, of the New Notes to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant and account information in this Letter of Transmittal.

The Issuer will deliver the New Notes and pay the applicable cash amounts on the Settlement Date. The Issuer will not be obligated to deliver New Notes or pay any cash amounts unless the Exchange Offer is consummated.

Each holder whose Old Notes are accepted for exchange by us will receive a cash payment (reduced as described in the following sentence) representing interest, if any, that has accrued from the most recent interest payment date in respect of the Old Notes up to but not including the Settlement Date. Interest payable on the Old Notes up to but not including Settlement Date will be reduced by the interest accrued on the New Notes up to but not including the Settlement Date. Under no circumstances will any additional interest be payable because of any delay by the Exchange Agent or DTC in the transmission of funds to the holders of accepted Old Notes or otherwise.

The Issuer will pay any cash exchange consideration and will also pay any accrued and unpaid interest with respect to Old Notes accepted for exchange in the Exchange Offer (less interest accrued on the New Notes up to but not including the Settlement Date) by depositing such payment in cash with DTC on the Settlement Date.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

TENDER OF OLD NOTES

To effect a valid tender of Old Notes using this Letter of Transmittal, the undersigned must:

•	complete the table below entitled “Method of Delivery;”

•	complete the table below entitled “Description of Old Notes Tendered Hereby;”

•	sign this Letter of Transmittal where indicated;

•	if appropriate, check and complete the boxes relating to the “Special Delivery Instructions;” and

•	complete the attached Internal Revenue Service (“IRS”) Form W-9 or complete and attach the appropriate IRS Form W-8 (e.g., IRS Form W-8BEN, W-8ECI, etc.), as applicable.

New Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below entitled “Method of Delivery,” on the Settlement Date or as soon as practicable thereafter.

Failure to provide the information necessary to effect delivery of the New Notes will render such holder’s tender defective, and the Issuer will have the right, which it may waive, to reject such tender without notice.

METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED OLD NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

☐	PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED OLD NOTES ARE HELD AND/OR INTO WHICH THE CORRESPONDING NEW NOTES ARE TO BE DELIVERED.

Name of Tendering Institution: _____________________________________________________________________________

DTC Participant Number: _________________________________________________________________________________

Account Number                                                                    Transaction Code Number:

DESCRIPTION OF OLD NOTES TENDERED HEREBY

(see Instructions 2 and 3)

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Old Notes Being Tendered	Aggregate Principal Amount of Old Notes	Aggregate Principal Amount of Old Notes being Tendered (if less than all)*
6.875% Senior Notes due 2012 (CUSIP No. 88947EAA8)
5.95% Senior Notes due 2013 (CUSIP No. 88947EAC4)

*	The principal amount of Old Notes tendered hereby must be in minimum denominations of $1,000 for the 2012 Notes and $100,000 for the 2013 Notes and integral multiples of $1,000 in excess thereof. All Old Notes shall be deemed tendered unless a lesser number is specified in this column. See Instruction 3.

If the aggregate principal amount of the Old Notes specified was held as of the date of tender by more than one Beneficial Owner, you may specify below the breakdown of this aggregate principal amount by Beneficial Owner, and, in doing so, hereby instruct the Exchange Agent to treat such Beneficial Owner as a separate holder when performing any rounding. If the space below is inadequate, attach a separate signed schedule using the same format.

Beneficial Owner’s name or account number	Principal amount of Old Notes
Total:

Note: Signatures must be provided below.

Please read the accompanying Instructions carefully.

Ladies and Gentlemen:

The undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated in the table above entitled “Description of Old Notes Tendered Hereby.”

The undersigned understands that the Early Exchange Premium will only be paid with respect to tenders of Old Notes delivered at or prior to the Early Participation Date, not validly withdrawn prior to the Expiration Date and accepted for exchange.

If the undersigned is not the Registered Holder (as defined below, see Instruction 4), or such holder’s legal representative or attorney-in-fact, in order to validly tender its Old Notes, the undersigned must obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to tender such Old Notes on behalf of the holder thereof, and such proxy must be delivered with this Letter of Transmittal.

The Issuer’s obligation to complete the Exchange Offer is conditioned upon the satisfaction of the conditions as set forth in the Prospectus. If the Exchange Offer is consummated, the New Notes will be issued under the indenture, dated as of February 7, 2012, as supplemented (the “Indenture”), between us and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

The undersigned understands that the Old Notes validly tendered and not withdrawn (or defectively tendered Old Notes with respect to which the Issuer has, or has caused to be, waived such defect) will be deemed to have been accepted by the Issuer if, as and when the Issuer gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent. The undersigned understands that subject to the Terms and Conditions, Old Notes accepted by the Issuer in accordance with such Terms and Conditions will be exchanged for the New Notes. The undersigned understands that, under certain circumstances, The Issuer may not be required to accept any of the Old Notes tendered. If any Old Notes are not accepted for exchange for any reason (or if Old Notes are validly withdrawn), such unexchanged (or validly withdrawn) Old Notes will be returned without expense to the undersigned’s account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the expiration or termination of the Exchange Offer.

Subject to, and effective upon, the acceptance of, and issuance of the New Notes and the balance of the Total Exchange Consideration or the Exchange Consideration, as applicable, in exchange for, the principal amount of Old Notes tendered in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned by executing and delivering this Letter of Transmittal (or agreeing to the terms of this Letter of Transmittal pursuant to an Agent’s Message) hereby:

(1)	irrevocably agrees to sell, assign and transfer to or upon the order of the Issuer or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Old Notes tendered hereby, such that thereafter it shall have no contractual or other rights or claims in law or equity against the Issuer or any fiduciary, trustee, fiscal agent or other person connected with the Old Notes arising under, from or in connection with such Old Notes;

(2)	waives any and all rights with respect to the Old Notes tendered hereby (including, without limitation, any existing or past defaults and their consequences in respect of such Old Notes and the Indenture);

(3)	releases and discharges the Issuer and the Trustee from any and all claims the undersigned may have, now or in the future, arising out of or related to the Old Notes tendered hereby, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Old Notes tendered hereby (other than as expressly provided in the Prospectus and in this Letter of Transmittal) or to participate in any repurchase, redemption or defeasance of the Old Notes tendered hereby;

(4)

irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to any tendered Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Old Notes or transfer ownership of such Old Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity, to or upon the order of the Issuer, (b) present such Old Notes for transfer on the register, and (c) receive all benefits or otherwise exercise all rights of Beneficial Ownership of such Old Notes, including receipt of New Notes issued in exchange therefor and transfer such New Notes to the holder, all in accordance with the terms of the Exchange Offer; and

(5)	agrees that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of (a) a properly completed and duly executed Letter of Transmittal and the certificates of the tendered Old Notes accompanying this Letter of Transmittal together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuer or (b) a properly transmitted Agent’s Message.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Issuer, in its sole discretion, which determination shall be final and binding. The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and acceptance of such Old Notes by the Issuer will, following the Expiration Date, constitute a binding agreement between the undersigned and the Issuer upon the Terms and Conditions.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The Issuer expressly reserves the right, subject to applicable law, to:

•	delay accepting any Old Notes, extend the Exchange Offer, increase the amount of Old Notes sought in the Exchange Offer or terminate the Exchange Offer and not accept any Old Notes; and

•	amend, modify or waive at any time, or from time to time, the terms of the Exchange Offer in any respect, including waiver of any conditions to consummation of the Exchange Offer.

If the Issuer exercises any such right, the Issuer will give written notice thereof to the Exchange Agent and will make a public announcement thereof as promptly as practicable. Without limiting the manner in which the Issuer may choose to make a public announcement of any extension, amendment or termination of the Exchange Offer, the Issuer will not be obligated to publish, advertise or otherwise communicate any such public announcement, other than by making a timely press release.

The minimum period during which the Exchange Offer will remain open following material changes in the terms of the Exchange Offer or in the information concerning the Exchange Offer will depend upon the facts and circumstances of such changes, including the relative materiality of the changes. With respect to a change in consideration or amount of Old Notes sought, the Exchange Offer will remain open for a minimum ten business day period following the announcement of such change to allow for adequate dissemination of such change. If the terms of the Exchange Offer are amended in a manner determined by the Issuer to constitute a material change adversely affecting any holder, the Issuer will promptly disclose any such amendment in a manner reasonably calculated to inform holders of such amendment, and the Issuer will extend the Exchange Offer for a time period that the Issuer deems appropriate, depending upon the significance of the amendment and the manner of disclosure to holders, if the Exchange Offer would otherwise expire during such time period, consistent with Rule 162 under the Securities Act and Rule 13e-4 under the Exchange Act, including extending such Exchange Offer if necessary so that at least five business days remain in such Exchange Offer following notice of the material change or waiver.

Special Delivery Instructions

If the “Special Delivery Instructions” box (below) is completed, please credit the DTC account for any book-entry transfers of Old Notes not accepted for exchange into the account so indicated.

The undersigned recognizes that the Issuer has no obligation under the “Special Delivery Instructions” provision of this Letter of Transmittal to effect the transfer of any Old Notes from the holder(s) of Old Notes thereof if the Issuer does not accept any of the principal amount of the Old Notes tendered pursuant to this Letter of Transmittal.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2 and 5)

To be completed ONLY if Old Notes in the principal amount not accepted by the Issuer are to be returned in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and/or sent to a DTC participant account different from that indicated in the table entitled “Method of Delivery.”

Please issue Old Notes not accepted, to:

Name of DTC Participant:

DTC Participant Account Number:

Contact at DTC Participant:

SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES HEREBY)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of the Old Notes listed in the table on page 7 labeled “Description of Old Notes Tendered Hereby.”

Signature of Registered Holder(s) or Authorized Signatory	Date
(see guarantee requirement below)

Signature of Registered Holder(s) or Authorized Signatory	Date
(see guarantee requirement below)

Signature of Registered Holder(s) or Authorized Signatory	Date
(see guarantee requirement below)

Area Code and Telephone Number:

This Letter of Transmittal must be signed by the Registered Holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s) authorized to become the Registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the Exchange Agent and The Issuer of such person’s authority to so act. See Instruction 4.

Name(s):

________________________________________________________________________________________________________

(Please Type or Print)

Capacity (full title):

_________________________________________________________________________________________________________

Address:

(Including Zip Code)

MEDALLION SIGNATURE GUARANTEE

(If required — See Instruction 4)

Signature(s) Guaranteed by

an Eligible Institution:

(Authorized Signature)

________________________________________________________________________________________________________

(Title)

________________________________________________________________________________________________________

(Name of Firm)

________________________________________________________________________________________________________

(Address)

Dated:                         , 2012

INSTRUCTIONS FORMING PART OF THE TERMS

AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and the Old Notes. This Letter of Transmittal is to be completed by holders of Old Notes if certificates are to be forwarded herewith or if Old Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP. If tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Notes” and an Agent’s Message is delivered, then delivery of this Letter of Transmittal is not necessary. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as this properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein at or prior to the Expiration Date.

The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by regular U.S. mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent at or prior to the Expiration Date. See the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Notes.”

2. Delivery of the New Notes. The New Notes will be delivered in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and account number (along with any other required account information) needed to permit such delivery and payment must be provided in the table on page 6 hereof entitled “Method of Delivery.” Failure to do so will render a tender of Old Notes defective, and the Issuer will have the right, which it may waive, to reject such tender without notice. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any New Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

3. Amount of Tenders; Partial Tenders. Tenders of Old Notes will be accepted only in minimum denominations of $1,000 for the 2012 Notes and $100,000 for the 2013 Notes and in both instances integral multiples of $1,000 in excess thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Old Notes tendered.

If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the table above entitled “Description of Old Notes Tendered Hereby.” In such case, new certificates representing the balance of non-tendered Old Notes will be sent to such tendering holder, unless otherwise provided in the “Special Delivery Instructions” box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

4. Signatures on this Letter of Transmittal; Instruments of Transfer; Guarantee of Signatures. For purposes of this Letter of Transmittal, the term “Registered Holder” means an owner of record as well as any DTC participant that has Old Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on this Letter of Transmittal need not be guaranteed if:

•

this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing as the owner of the Old Notes and the holder(s) has not completed the box entitled “Special Delivery Instructions” on this Letter of Transmittal; or

•	the Old Notes are tendered for the account of an “eligible institution.”

An “eligible institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 (as the terms are defined in Rule 17Ad-15):

(a)	a bank;

(b)	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

(c)	a credit union;

(d)	a national securities exchange, registered securities association or clearing agency; or

(e)	savings associations.

If any of the Old Notes tendered are held by two or more Registered Holders, all of the Registered Holders must sign this Letter of Transmittal.

The Issuer will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or facsimile thereof) or directing DTC to transmit an Agent’s Message, you waive any right to receive any notice of the acceptance of your Old Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

Beneficial Owners whose tendered Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old Notes.

5. Special Delivery Instructions. All Old Notes tendered hereby and not accepted for exchange will be returned to the undersigned according to the information provided in the table entitled “Method of Delivery” or, if completed, according to the “Special Delivery Instructions” box in this Letter of Transmittal.

6. Transfer Taxes. Except as provided below, the Issuer will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to the Issuer in the Exchange Offer. If transfer taxes are imposed for any reason other than the transfer and tender to the Issuer, the amount of those transfer taxes, whether imposed on the registered holders or any other persons, will be payable by the tendering holder. Transfer taxes that will not be paid by the Issuer include taxes, if any, imposed:

•	if New Notes in book-entry form are to be registered in the name of any person other than the person signing this Letter of Transmittal; or

•	if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal.

If satisfactory evidence of payment of or exemption from transfer taxes that are not required to be borne by the Issuer is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Old Notes tendered by such holder.

7. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer also reserves the right, subject to applicable law, to waive any defects, irregularities or conditions of tender as to particular Old Notes. A waiver of any defect or irregularity with respect to the tender of one note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other note. The Issuer’s interpretations of the Terms and Conditions will be final and binding on all parties. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Issuer determines, unless waived by the Issuer Tenders of Old Notes shall not be deemed to have been made until all defects and irregularities have been waived by the Issuer or cured. None of the Issuer, the Trustee, the Dealer Managers, the Exchange Agent, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes or will incur any liability to holders for failure to give any such notice.

Any Old Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date or the withdrawal or termination of the Exchange Offer.

8. Waiver of Conditions. The Issuer reserves the absolute right to amend or waive any of the conditions in the Exchange Offer at any time, except as otherwise expressly provided in the Prospectus.

9. Withdrawal. Old Notes tendered in the Exchange Offer may be validly withdrawn at any time prior to the Expiration Date. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “The Exchange Offer— Withdrawal and Revocation Rights.”

10. Requests for Assistance or Additional Copies. Questions concerning tender procedures and requests for additional copies of the Prospectus and this Letter of Transmittal should be directed to the Information Agent at its address or telephone numbers listed on the back cover page of the Prospectus. Any questions concerning the terms of the Exchange Offer should be directed to the Dealer Managers at the telephone numbers listed on the back cover page of the Prospectus.

11. Important Tax Information; Tax Withholding.

Under current U.S. federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any reportable payments made to certain holders (or other payees) pursuant to the Exchange Offer. To avoid such backup withholding, each tendering U.S. Holder (as defined in the Prospectus) or other U.S. payee must provide the Exchange Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing the enclosed IRS Form W-9, or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. If the Exchange Agent is not provided with the correct TIN, the U.S. Holder (or other payee) may be subject to a $50 penalty imposed by the IRS, and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN. If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of IRS Form W-9 and sign and date the IRS Form W-9. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold 28% of any reportable payments made to the U.S. Holder. For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete IRS Form W-9 if the Old Notes are held in more than one name), consult the instructions in the enclosed IRS Form W-9 contained in this Letter of Transmittal.

Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on IRS Form W-9. To satisfy the Exchange Agent that a non-U.S. person qualifies as an exempt recipient, such person must submit an applicable IRS Form W-8 (such as an IRS Form W-8BEN), signed under penalties of perjury, attesting to that person’s non-U.S. status. An applicable IRS Form W-8 can be obtained from the Exchange Agent or from the IRS’s website at www.irs.gov/formspubs. In addition, a non-U.S. person is required to provide such Form W-8 to be exempt from U.S. federal withholding tax on payments of accrued interest pursuant to the Exchange Offer. Holders should consult their tax advisors as to any qualification for exemption from withholding, and the procedure for obtaining the exemption.

A person’s failure to complete IRS Form W-9, the applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person’s Old Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any reportable payments made to such person pursuant to the Exchange Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained, provided that the required information is timely furnished to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN IRS FORM W-9, THE APPLICABLE IRS FORM W-8 OR OTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED IRS FORM W-9 AND INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL AND THE IRS’ WEBSITE FOR ADDITIONAL DETAILS.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:		☐ Exempt payee
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶
☐ Other (see instructions) ▶
Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Social security number

		-	-

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

        Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

        11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	Give name and EIN of:
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.

Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

        If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

In order to tender, a holder of Old Notes should send or deliver this properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The Exchange Agent for the Exchange Offer is:

D.F. King & Co., Inc.

By Hand, Overnight Delivery or Mail	By Facsimile Transmission:
(Registered or Certified Mail Recommended):	(For Eligible Institutions only):

D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Attn: Elton Bagley	(212) 809-8838 Attn: Elton Bagley

For Confirmation by Telephone:

(212) 493-6996

Any questions or requests for assistance related to the Exchange Offer or for additional copies of the Prospectus, this Letter of Transmittal, or related documents may be directed to the Information Agent at its telephone numbers and address set forth below. A holder of Old Notes may also contact the Dealer Managers at the telephone numbers set forth below or such holder’s custodian bank, depositary, broker, trust company or other nominee for assistance concerning any of the Exchange Offer.

The Information Agent for the Exchange Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect:

(212) 269-5550

All Other Call Toll Free:

(800) 431-9645

Email: tollbrothers@dfking.com

The Dealer Managers for the Exchange Offer are:

Citigroup Global Markets Inc.	Deutsche Bank Securities	RBS Securities Inc.
390 Greenwich Street, 1st floor New York, NY 10013	60 Wall Street New York, NY 10005	600 Washington Blvd Stamford, CT 06901

Attention: Liability Management Group (800) 558-3745 (212) 723-6106	Attention: Liability Management Group (855) 287-1922 (212) 250-7527	Attention: Liability Management (877) 297-9832 (203) 897-4825